Segment Information and Revenue Analysis	12 Months Ended
Jun. 30, 2021
Segment Reporting [Abstract]
SEGMENT INFORMATION AND REVENUE ANALYSIS

NOTE 20 – SEGMENT INFORMATION AND REVENUE ANALYSIS

The Company follows ASC Topic 280, Segment Reporting, which requires that companies to disclose segment data based on how management makes decision about allocating resources to each segment and evaluating their performances. The Company has one reporting segment. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. The Company’s revenue and net income are substantially derived from enterprise application services and financial industry IT services.

The Company’s operations are primarily based in China, where the Company derives a substantial portion of their revenues. The following table presents revenues generated in domestic and overseas markets for the years ended June 30, 2021, 2020 and 2019.

	For the years ended June 30,
	2021	2020	2019
Mainland China	$112,511,341	$78,840,635	$60,398,820
Singapore	9,613,026	7,369,345	2,525,489
Hong Kong	3,728,039	3,071,857	1,961,763
Malaysia	148,128	125,748	-
United States	34,740	-	-
Japan	26,419	5,394	-
Australia	-	2,167	46,865
India	-	652	-
Total	$126,061,693	$89,415,798	$64,932,937

The following table presents revenues by the service lines for the years ended June 30, 2021, 2020 and 2019.

	For the years ended June 30,
	2021	2020	2019
IT consulting service	$122,273,395	$87,136,754	$61,755,355
Customized IT solution service	3,130,646	1,844,892	3,041,482
Other	657,652	434,152	136,100
Total	$126,061,693	$89,415,798	$64,932,937